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                                            Applicants signing in New York must use this form.    Lincoln Life & Annuity
[Logo of ChoicePlusAccess]                                   ChoicePlus Access                    Company of New York
                                                       Variable Annuity Application               Home office: Syracuse, New York
                                                                                                  ===============================
=================================================================================================================================
Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
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1a Contract Owner
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_______________________________________________       Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
Full legal name or trust name*
                                                      Date of birth   [_][_]  [_][_]  [_][_]   [_] Male   [_] Female
                                                                       Month    Day     Year
_______________________________________________
Street address                                        Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]

______________________________________________        Date of trust*  [_][_]  [_][_]  [_][_]     Is trust revocable?*
City            State      ZIP                                         Month    Day     Year        [_] Yes  [_] No

______________________________________________
Trustee name*

Note: Maximum age of Contract Owner is 89.            *This information is required for trusts.
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1b Joint Contract Owner
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_______________________________________________       Social Security number  [_][_][_]-[_][_]-[_][_][_][_]
Full legal name
                                                      Date of birth  [_][_]  [_][_]  [_][_]    [_] Male   [_] Female
                                                                      Month   Day     Year     [_] Spouse [_] Non-spouse
Note: Maximum age of Joint Contract Owner is 89.
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2a Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
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_______________________________________________       Social Security number  [_][_][_]-[_][_]-[_][_][_][_]
Full legal name
                                                      Date of birth  [_][_]  [_][_]  [_][_]   [_] Male   [_] Female
_______________________________________________                       Month   Day     Year
Street address

_______________________________________________       Home telephone number   [_][_][_] [_][_][_]-[_][_][_][_]
City                  State               ZIP

Note: Maximum age of Annuitant is 89.
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2b Contingent Annuitant
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_______________________________________________       Social Security number  [_][_][_]-[_][_]-[_][_][_][_]
Full legal name

Note: Maximum age of Annuitant is 89.
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3  Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
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________________________________________________________________    ______________________________     ________________   _____%
Full legal name or trust name*      [_]   Primary [_] Contingent    Relationship to Contract Owner     SSN/TIN
________________________________________________________________    ______________________________     ________________   _____%
Full legal name or trust name*      [_]   Primary [_] Contingent    Relationship to Contract Owner     SSN/TIN
________________________________________________________________    ______________________________     ________________   _____%
Full legal name or trust name*      [_]   Primary [_] Contingent    Relationship to Contract Owner     SSN/TIN

________________________________________________________________    Date of trust* [_][_] [_][_] [_][_]   Is trust revocable?*
Trustee name*                                                                       Month  Day    Year    [_] Yes     [_] No

                                                                    *This information is required for trusts.
To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP-NY).
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4  Type of Lincoln ChoicePlus/SM/ Variable Annuity Contract
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Nonqualified:  [_] Initial Contribution OR [_] 1035 Exchange
Tax-Qualified (must complete plan type):   [_] Transfer OR [_] Rollover
Plan Type (check one): [_] Roth IRA        [_] Traditional IRA
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5a  Allocation (This section must be completed.)

    Initial minimum: $25,000

    Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

    If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Money Market Fund pending instructions from the contract owner.

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    Total initial contribution amount    $ __________________________

    Total DCA amount                     $ __________________________
                                         (enter amount in Section 5b)

    Remaining amount to be allocated     $ __________________________
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INTO THE FUND(S) BELOW
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Use whole percentages

______% Delaware Emerging Markets Series
______% Delaware Growth & Income Series
______% Delaware High Yield Series
______% Delaware REIT Series
______% Delaware Select Growth Series
______% Delaware Small Cap Value Series
______% Delaware Social Awareness Series
______% Delaware Trend Series
______% AIM V.I. Capital Appreciation Fund
______% AIM V.I. Growth Fund
______% AIM V.I. International Fund
______% AIM V.I. Value Fund
______% Alliance Growth Portfolio
______% Alliance Growth & Income Portfolio
______% Alliance Premier Growth Portfolio
______% Alliance Technology Portfolio
______% American Funds Global Small Cap Fund
______% American Funds Growth Fund
______% American Funds Growth-Income Fund
______% American Funds International Fund
______% Deutsche VIT Equity 500 Index Fund
______% Fidelity VIP Equity Income Portfolio
______% Fidelity VIP Growth Portfolio
______% Fidelity VIP Overseas Portfolio
______% Fidelity VIP III Growth Opportunities Portfolio
______% Franklin Templeton Growth Securities Fund
______% Franklin Templeton International Securities Fund
______% Franklin Templeton Mutual Shares Securities Fund
______% Franklin Templeton Small Cap Securities Fund
______% Liberty Newport Tiger Fund
______% Lincoln National Bond Fund
______% Lincoln National Money Market Fund
______% MFS Emerging Growth Series
______% MFS Research Series
______% MFS Total Return Series
______% MFS Utilities Series

        Fixed Account:          ______% 5 years
        ______% 1 year          ______% 7 years
        ______% 3 years         ______% 10 years
      % Total (must = 100%)
======
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5b  Dollar Cost Averaging (Complete only if electing DCA.) $2,000 minimum required.

    Total amount to DCA:                 $ __________________________
             OR
    MONTHLY amount to DCA:               $ __________________________
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    OVER THE FOLLOWING PERIOD:             __________________________
                                                 MONTHS (6-60)
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FROM THE FOLLOWING HOLDING ACCOUNT (check one):

[_] DCA Fixed Account
[_] Delaware High Yield Series*
[_] Lincoln National Money Market Fund*
[_] Lincoln National Bond Fund*

*The DCA holding account and the DCA fund elected cannot be the same.
--------------------------------------------------------------------------------
    INTO THE FUND(S) BELOW
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    Use whole percentages

______%  Delaware Emerging Markets Series
______%  Delaware Growth & Income Series
______%  Delaware High Yield Series*
______%  Delaware REIT Series
______%  Delaware Select Growth Series
______%  Delaware Small Cap Value Series
______%  Delaware Social Awareness Series
______%  Delaware Trend Series
______%  AIM V.I. Capital Appreciation Fund
______%  AIM V.I. Growth Fund
______%  AIM V.I. International Fund
______%  AIM V.I. Value Fund
______%  Alliance Growth Portfolio
______%  Alliance Growth & Income Portfolio
______%  Alliance Premier Growth Portfolio
______%  Alliance Technology Portfolio
______%  American Funds Global Small Cap Fund
______%  American Funds Growth Fund
______%  American Funds Growth-Income Fund
______%  American Funds International Fund
______%  Deutsche VIT Equity 500 Index Fund
______%  Fidelity VIP Equity Income Portfolio
______%  Fidelity VIP Growth Portfolio
______%  Fidelity VIP Overseas Portfolio
______%  Fidelity VIP III Growth Opportunities Portfolio
______%  Franklin Templeton Growth Securities Fund
______%  Franklin Templeton International Securities Fund
______%  Franklin Templeton Mutual Shares Securities Fund
______%  Franklin Templeton Small Cap Securities Fund
______%  Liberty Newport Tiger Fund
______%  Lincoln National Bond Fund*
______%  Lincoln National Money Market Fund*
______%  MFS Emerging Growth Series
______%  MFS Research Series
______%  MFS Total Return Series
______%  MFS Utilities Series
      %  Total (must = 100%)
======
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    Future contributions will not automatically start a new DCA program.
    Instructions must accompany each DCA contribution.
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5c  Cross-Reinvestment or Portfolio Rebalancing

    To elect either of these options, please complete the Cross-Reinvestment form (28051CP-NY) or the Portfolio Rebalancing form (28887CP-NY).

6  Automatic Withdrawals

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    [_] Please provide me with automatic withdrawals totaling ________ % of total contract value or $ ___________________ (minimum: $50 per distribution/$300 annually) payable as follows:

    [_] Monthly     [_] Quarterly     [_] Semiannually     [_] Annually
    Begin withdrawals in [_][_] [_][_]
                         Month   Year
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    Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%.

    ELECT ONE: [_] Do withhold taxes
                   Amount to be withheld $___________________ OR _________%

               [_] Do not withhold taxes

    ELECT ONE: [_] Send check to address of record
                   OR
               [_] Send check to the following alternate address:

               [_] Direct deposit
                   For direct deposit into your bank      _____________________
                   account, the Electronic Fund
                   Transfer Authorization form            _____________________
                   (27326CP-NY) must be completed and
                   submitted with a voided check or a     _____________________
                   savings deposit slip.

7   Automatic Bank Draft

    ----------------------------------------------------------------------------
    Print account holder name(s) EXACTLY as shown on bank records

                                                             ATTACH VOIDED CHECK
    ---------------------------------------------------------
    Bank name                                ABA number

    ----------------------------------------------------------------------------
    Bank street address                 City                    State        ZIP

    Automatic bank draft start date:

    [_][_]    [_][_]    [_][_]                                  $
    Month   Day (1-28)   Year    -----------------------------   ---------------
                                 Checking account number         Monthly amount

    I/We hereby request and authorize you to pay and charge to my/our accounts, checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life & Annuity Company of New York, Servicing Office --
    P.O. Box 7866, Fort Wayne, IN 46801-7866, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life & Annuity
    Company of New York to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

8 Replacement Will the proposed contract replace any existing annuity or life insurance contract?

    ELECT ONE: [_] No [_] Yes  If yes, complete the 1035 Exchange or
    Qualified Retirement Account Transfer form. (Attach a state replacement form.)

    ----------------------------------------------------------------------------
    Company name

    ----------------------------------------------------------------------------
    Plan name                                              Year issued

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9  Signatures
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  This annuity has a 1.65% mortality, expense and administration charge, no surrender charge or enhanced DCA program. We also offer an annuity with a 1.4% mortality, expense and administration charge, a surrender charge for each premium ranging from 6% in the first year to 0% after seven years, and an enhanced DCA program. All charges and features are fully described in the contract and prospectus.

  All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown.
  I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus/SM/
  Access and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to a market value adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. I/We acknowledge that New York State requires annuity contracts to mature no later than the Annuitant's age 90.
  Under penalty of perjury, the Contract Owner(s) certifies that the Social
  Security (or taxpayer identification) number(s) is correct as it appears in this application.

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______________________________________________________________________
Signed at (city)                                 State                              Date   [_][_]  [_][_]  [_][_]
                                                                                            Month    Day     Year
_______________________________   ____________________________________
Signature of Contract Owner       Joint Contract Owner (if applicable)

______________________________________________________________________
Signed at (city)                                 State                              Date   [_][_]  [_][_]  [_][_]
                                                                                            Month    Day     Year

______________________________________________________________________________________
Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)


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                    FINANCIAL ADVISER MUST COMPLETE PAGE 5.
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THE FOLLOWING SECTIONS MUST BE COMPLETED BY FINANCIAL ADVISER OR THE SECURITIES
DEALER. Please type or print.
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10 Insurance in Force   Will the proposed contract replace any existing annuity
   or life insurance contract?
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ELECT ONE:  [_] No [_] Yes   If yes, please list the insurance in force on the
                             life of the proposed Contract Owner(s) and
                             Annuitant(s):

(Attach a state replacement form.)

                                                                       $
________________________________________________________________________________
Company name                                         Year issued       Amount

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11  Additional Remarks
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12  Dealer Information
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    Option: [_] 1 [_] 2 Note: Licensing appointment with Lincoln Life & Annuity
                        Company of New York is required for this application to
                        be processed. If more than one representative, please
                        indicate names and percentages in Section 11.


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
-------------------------------------------------------------------------      [_][_][_] [_][_][_]-[_][_][_][_]
Registered representative's name (print as it appears on NASD licensing)       Registered representative's
                                                                                     telephone number

-------------------------------------------------------------------------       [_][_][_]-[_][_]-[_][_][_][_]
Client account number at dealer (if applicable)                                Registered representative's SSN

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Dealer's name

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Branch address                                      City                    State                               ZIP

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Branch number                                       Representative number

[_] CHECK IF BROKER CHANGE OF ADDRESS

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13  Representative's Signature
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  The representative hereby certifies that he/she witnessed the signature(s) in
  Section 9 and that all information contained in this application is true to the best of his/her knowledge and belief.


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Signature
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Send completed application -- with a check made payable to Lincoln Life &
Annuity Company of New York -- to your investment dealer's home office or to:


[Logo of ChoicePlusAccess]
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
                                                        Express Mail:
Lincoln Life & Annuity Company of New York              Lincoln Life & Annuity Company of New York
Servicing Office - P.O. Box 7866                        Attention: ChoicePlus Operations
Fort Wayne, IN 46801-7866                               1300 South Clinton Street
                                                        Fort Wayne, IN 46802

If you have any questions regarding this application, please call Lincoln Life & Annuity Company of New York at 888 868-2583.

                                    Page 5